Dear Fellow Shareholders:

Performance Review: We are pleased to report that your Fund had a total return (market price change plus income) of 4.6% for the second quarter of 2001. In comparison, the S&P Utilities Index had a total return of -5.7%, and a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -4.2%. Year-to-date, total return of your Fund has been 6.6% compared to -12.4% for the S&P Utilities Index and -6.7% for the composite.

During the second quarter of 2001, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.24% common stock dividend yield based on the June 29, 2001 closing price of $10.78 per share. That yield compares favorably with the quarter-end yield of 3.6% on the Dow Jones Utility Index and the 3.0% yield on the S&P Utilities Index.

The Business Cycle and Telecommunications Industry Credit Quality: The United States economy enjoyed exceptional performance during the 1990's, and especially from 1996 through mid-2000. Much of the economic optimism of the later period was linked to perceived fundamental changes in the economy, often referred to as the "New Economy." That term focused on the dramatic acceleration in productivity that is tied to innovations in information technology, particularly computers and communications. The acceleration in productivity encouraged an investment boom to take advantage of profit opportunities provided by technological advances, a consumption boom in response to increases in national income, and a surge in stock values that reflected optimism about higher corporate earnings growth.

Since mid-2000 however, the economy has turned from favorable performance to a period of adjustment, characterized by slower economic growth and higher unemployment, as a result of the imbalances that built up during the earlier period. The Federal Reserve is shepherding the economy through this period with prompt and aggressive easing of monetary (interest rate) policy--an unprecedented six time, 275 total basis point reduction in the federal funds rate so far this year.

Ups and downs in the economy are commonly called business cycles. During the down part of the business cycle, bond rating agencies typically report a decline in the aggregate credit worthiness of bond issuers, and a greater number of specific bond issuer downgrades than upgrades. Indeed, Standard and Poor's reports that during the first half of 2001, domestic corporate bond downgrades exceeded upgrades by almost 5 to 1 measured by outstanding market value, and almost 4 to 1 measured by issuer count. Uncharacteristically, the telecommunications sector has been the hardest hit, with downgrades outpacing upgrades by about 11 to 1 measured by volume and by about 6 to 1 by issuer count. Further, the telecommunications industry had already begun to suffer credit quality deterioration even during the recent robust economic times. Why has this been so?

The telecommunications sector has been hard hit largely because of industry changes and developments after the passage of the Telecommunications Act of 1996. In an attempt to foster competition in telecommunications service at the local level, the Act forced existing local exchange carriers, most pointedly the regional Bell operating companies (RBOCs), to give new industry entrants access to their networks for specific functions on a wholesale cost basis. In return, once a competitive environment at the local level was established, the pre-existing local exchange carriers would be permitted to enter the long distance market.

The new entrants to the local phone market felt that a secure business niche had been created for them by law, but required extensive capital to fund their business plans. Capital was readily available from enthusiastic investors and was tapped by many companies, most all in the non-investment grade, "junk" rating categories. But, because of the highly competitive environment, profits were slower in coming than expected and, as the outlook darkened for new entrants, the door for continued funding closed and credit quality and ratings deteriorated.

To a much lesser extent, bond quality downgrades have also occurred with the financially stronger incumbent national phone companies, both in the United States and abroad. Again, this has not been caused by general economic conditions, but by advances in technology and the need to fund business plans. "Bandwidth" and "3G" are the telecommunications technology buzzwords of the day. Bandwidth refers to the capacity of a communications medium to provide increased speed and functionality for delivering voice and data. Upgraded television cable systems can provide greater bandwidth at home. 3G, or third generation wireless technology, promises greater bandwidth while consumers are mobile.

In order to meet the anticipated consumer demand for greater bandwidth, national incumbent phone companies have accumulated debt to acquire cable companies and 3G wireless licenses, and to build the infrastructure necessary to deliver bandwidth over these mediums. The result has been slippage in bond ratings.

The credit trends of both the emerging and national incumbent phone companies will probably stay negative in the near-term, as business plans get adjusted and corporate balance sheets get "right-sized." This kind of adjustment does not directly benefit from stimulative Federal Reserve interest rate policy.

Despite current trends, your Fund has policies in place to protect its bond portfolio. First, the Fund is not permitted to make commitments to bonds that are rated below investment grade. Second, a staff of portfolio managers and analysts is in place to maintain a high quality and well diversified portfolio. On June 30, 2001, the bond portion of the portfolio had representation from 12 telecommunications industry companies, with an average credit quality category of "A."

The Bush Energy Plan: Over the past year or so, the electric utility industry has received more attention than it is accustomed to receiving. After all, the industry has been generally thought of as "mature"--providing slower-growing investments for conservative, income-oriented investors like DNP, compared to the formerly high flyers in the New Economy. This increased interest is not only a result of the swoon of technology-related company stock prices. It is also due to the problems plaguing California--rolling blackouts, extremely volatile gas and electric prices, and the almost-unheard-of bankruptcy filing of the state's largest utility. A service we have essentially taken for granted doesn't seem so static anymore, as concerns are raised that California-type problems could crop up this summer in other parts of the country.

Early this year when many of the problems in California were receiving so much attention, President Bush established the National Energy Policy Development Group, directing it to "develop a national energy policy designed to . . . promote dependable, affordable, and environmentally sound production and distribution of energy for the future." In May, the Group announced a plan that included five specific national goals and provided a set of recommendations to be implemented by Executive order or Congressional legislation.

The five goals are: (1) modernize conservation by implementing new technologies; (2) revitalize our energy infrastructure of gas pipelines, electric transmission lines, refineries, and generation facilities; (3) increase domestic energy supplies from the most prevalent sources--gas, oil, and coal--as well as hydropower, nuclear power, and renewable energy sources like wind and solar; (4) accelerate protection and improvement of the environment through replacement of older equipment with new, "clean" technologies in addition to caps and reductions in emissions of pollutants; and
(5) increase energy security by reducing America's dependence on foreign sources of energy.

The proposed energy policy sounds good, but what does it mean for the types of companies in which DNP invests? First, it must be acknowledged that our national energy problems were many years in the making. Likewise, this is a long-range energy plan that will take years to implement. In the short-run (the next six to twelve months), DNP's investments will be affected more by the economic recovery and how California's problems are resolved (or not) than by implementation of any of the Plan's recommendations. Second, the changeover of the Senate to Democratic control is likely to slow progress on recommendations that need legislative approval, such as increased funding for energy research and development or opening part of the Arctic National Wildlife Refuge to new exploration and production of gas and oil.

Generally, recommendations under the Administration's control--for example, expedited approval processes for pipeline or transmission line siting and nuclear license extensions or additions--should help companies whose businesses are inhibited by bottlenecks or other constraints existing in the current system. A company like Exelon Corporation, for instance, which is the largest owner and operator of nuclear facilities in the country, would benefit from the ability to extend the useful life of its low-cost nuclear fleet and add new, safe nuclear generation units using technologies developed abroad over the past several years. Similarly, to the extent that a utility operates businesses in regions of excess supply, such as Dominion Resources, Inc., Duke Energy Corporation, or The Southern Company, any enhancements to the gas pipeline system or electric transmission grid would give companies another outlet for their capacity.

While the proposed energy policy is a constructive start to addressing the basic national energy issues, the benefits will take some time to realize. Don't expect monumental change any time soon!

Board of Directors Meeting--At the regular July Board of Directors' meeting, the Board declared the following monthly dividends:

Cents Per Share Record Date  Payable Date
--------------- ------------ ------------
   6.5 cents    August 31    September 10
   6.5 cents    September 28 October 10
   6.5 cents    October 31   November 13

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders.

Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-877-381-2537 or http://stock.bankofny.com.

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain

Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2001

COMMON STOCKS--73.3%

                                                          Market
                                                          Value
Shares    Company                                        (Note 1)
--------- -------                                     --------------

          [_] ELECTRIC--39.5%

1,300,000 Allegheny Energy Inc....................... $   62,725,000
1,000,000 Allete Inc.................................     22,500,000
  796,000 Dominion Resources.........................     47,863,480
1,600,000 DTE Energy Co..............................     74,304,000
1,300,000 Duke Energy Corp...........................     50,713,000
1,593,400 Endesa S.A.................................     25,303,192
1,005,000 Entergy Corp...............................     38,581,950
1,000,000 Exelon Corp................................     64,120,000
1,299,100 FPL Group Inc..............................     78,218,811
1,000,000 Keyspan Corp...............................     36,480,000
  215,000 National Grid Group PLC ADR................      7,933,500
  770,000 National Grid Group PLC (United Kingdom)...      5,657,784
2,256,600 NiSource Inc...............................     61,672,878
1,318,600 NSTAR......................................     56,119,616
1,120,000 Pinnacle West Capital Corp.................     53,088,000
  900,000 Progressive Energy Inc.....................     40,428,000
1,000,000 Public Service Enterprise Group............     48,900,000
1,500,000 Reliant Energy Inc.........................     48,315,000
  850,000 Scottish & Southern Energy (United Kingdom)      7,948,952
  200,000 Scottish & Southern Energy ADR.............     18,705,000
1,000,000 Scottish Power PLC ADR.....................     29,200,000
3,500,000 Southern Co................................     81,375,000
1,000,000 TECO Energy Inc............................     30,500,000
1,500,000 Vectren Corp...............................     31,050,000
                                                      --------------
                                                       1,021,703,163

          [_] GAS--9.6%

  926,000 AGL Resources..............................     21,992,500
1,004,800 El Paso Energy Corp........................     52,792,192
  400,000 National Fuel Gas Co.......................     20,796,000
2,425,000 Utilicorp United Inc.......................     74,083,750
  950,000 WGL Holdings Inc...........................     25,754,500
1,500,000 Williams Companies Inc.....................     49,425,000
                                                      --------------
                                                         244,843,942

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001


                                                      Market
                                                      Value
Shares    Company                                    (Note 1)
--------- -------                                  ------------

          [_] TELECOMMUNICATION--13.9%

1,000,000 Alltell Corp............................ $ 61,260,000
1,730,000 BellSouth Corp..........................   69,667,100
2,137,230 SBC Communications Inc..................   85,617,434
  700,000 Swisscom AG ADR.........................   16,695,000
  856,250 Telecom Corp. of New Zealand Interim ADR   15,540,938
1,068,400 Telstra Corp. ADR.......................   14,840,076
1,819,000 Verizon Communications..................   97,316,500
                                                   ------------
                                                    360,937,048

          [_] NON-UTILITY - 10.3%

  308,600 Apartment Investment & Management Co....   14,874,520
   75,400 Archstone Communities Trust.............    1,943,812
  200,000 Avalon Bay Communities Inc..............    9,350,000
  409,000 Boston Properties Inc...................   16,728,100
  129,900 Camden Property Trust...................    4,767,330
  347,400 CBL & Associates Properties Inc.........   10,661,706
  403,600 Centerpoint Properties Corporation......   20,260,720
  301,000 Chelsea GCA Realty Inc..................   14,116,900
  495,000 Duke-Weeks Realty Corp..................   12,300,750
  315,825 Equity Office Properties Trust..........    9,989,545
  225,000 Equity Residential Properties Trust.....   12,723,750
  269,000 Essex Property Trust Inc................   13,328,950
  278,100 First Industrial Realty Trust ..........    8,938,134
  250,000 General Growth Properties, Inc..........    9,840,000
  140,000 Green S.L. Realty Properties Inc........    4,243,400
  200,000 Kimco Realty Corp.......................    9,470,000
  370,600 ProLogis Trust..........................    8,420,032
   75,000 Pan Pacific Retail Properties Inc.......    1,950,000
  525,100 Reckson Associates Realty Corp..........   12,077,300
  171,545 Reckson Associates Realty Corp. Class B.    4,221,722
  125,000 Simon Property Group....................    3,746,250
  225,000 Smith Charles E. Residential Realty Inc.   11,283,750
  301,100 Spieker Properties Inc..................   18,050,945
   25,000 Storage USA.............................      900,000

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001

                                                              Market
                                                              Value
Shares    Company                                            (Note 1)
--------- -------                                         --------------
  349,000 Summit Properties.............................. $    9,363,670
  465,800 Vornado Realty Trust...........................     18,184,832
  104,500 Weingarten Realty Investors....................      4,582,325
                                                          --------------
                                                             266,318,443
                                                          --------------
          Total Common Stocks (Cost--$1,649,017,429).....  1,893,802,596
                                                          --------------

PREFERRED STOCKS--8.0%

          [_] NON-UTILITY--1.1%

  500,000 Cox Communications Inc. 7% 8/16/02.............     29,000,000
                                                          --------------
                                                              29,000,000

          [_] UTILITY--6.9%

  450,000 Dominion Resources 91/2% 11/16/04..............     26,010,000
  700,000 Duke Capital Financing Trust III 8 3/8% 8/31/29     18,550,000
1,200,000 Duke Energy 8 1/4% 5/18/04.....................     30,780,000
  223,500 EIX Trust II Series B 8.60% 10/29/29...........      3,061,950
  550,000 MediaOne Group 7.00% 11/15/02..................     14,795,000
  500,000 NiSource Industries Inc. 7.75% 2/19/03.........     24,595,000
  209,000 P P & L Capital Trust II 8.10% 7/01/27.........      5,235,450
  789,100 Texas Utilities Co. 91/4% 8/16/02..............     40,835,925
  450,900 Utilicorp United Inc. 9 3/4% 11/16/02..........     14,861,664
                                                          --------------
                                                             178,724,989
                                                          --------------
          Total Preferred Stocks (Cost--$205,045,503)....    207,724,989
                                                          --------------

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001


BONDS--20.9%

                                                           Ratings
                                                  --------------------------
                                                   Fitch
                                                   IBCA,            Standard   Market
                                                   Duff &             and      Value
Par Value     Company                              Phelps   Moody's  Poor's   (Note 1)
-----------   -------                             --------- ------- -------- -----------
              [_] ELECTRIC--10.5%

$ 5,000,000   AES Ironwood Corp.
              8.857%, due 11/30/25............... Not Rated  Baa3     BBB-   $ 5,130,790
 21,839,000   Alabama Power Co.
              9%, due 12/01/24................... A+         A1       A       23,127,785
 18,050,000   Comed Financing II
              8 1/2%, due 1/15/27................ Not Rated  Baa2     BBB     17,528,788
  7,500,000   Commonwealth Edison Co.
              9 7/8%, due 6/15/20................ A-         A3       A-       8,301,593
  8,850,000   Commonwealth Edison Co.
              8 5/8%, due 2/01/22................ A-         A3       A-       9,302,934
  5,000,000   Commonwealth Edison Co.
              8 3/8%, due 9/15/22................ A-         A3       A-       5,213,680
 10,000,000   Commonwealth Edison Co.
              8 3/8%, due 2/15/23................ A-         A3       A-      10,411,520
  6,000,000   Dayton Power and Light
              8.15% due 1/15/26.................. AA         A2       BBB+     5,940,162
 24,000,000   Dominion Resources Capital Trust
              7.83%, due 12/01/27................ BBB        Baa1     BBB-    22,711,296
  5,000,000   Gulf States Utilities
              8.94%, due 1/01/22................. BBB        Baa3     BBB-     5,169,715
  1,000,000   Houston Lighting
              83/4%, due 3/01/22................. A-         A3       BBB+     1,041,621
 18,800,000   Hydro--Quebec
              93/4%, due 1/15/18................. AA-        A2       A+      20,002,955
  5,000,000   Illinois Power Co.
              7 1/2%, due 7/15/25................ A-         Baa1     BBB+     4,742,280
  5,000,000   Louisiana Power & Light Co.
              8 3/4%, due 3/01/26................ BBB+       Baa2     BBB+     5,119,660
  4,000,000   New York State Electric & Gas Corp.
              8 7/8%, due 11/01/21............... A          A3       A        4,162,124

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001

                                                    Ratings
                                           --------------------------
                                            Fitch
                                            IBCA,            Standard    Market
                                            Duff &             and       Value
Par Value   Company                         Phelps   Moody's  Poor's    (Note 1)
----------- -------                        --------- ----    ----     ------------
$ 5,000,000 Progress Energy Inc.
            73/4%, due 3/1/31............. Not Rated  Baa1     BBB    $  5,176,090
  5,000,000 PSEG Power
            8 5/8%, due 4/15/31........... Not Rated  Baa1     BBB       5,401,670
 10,000,000 Public Service Co. of Colorado
            8 3/4%, due 3/01/22........... A          A3       A        10,384,970
 22,750,000 Puget Capital Trust
            8.231%, due 6/01/27........... Not Rated  Baa2     BBB-     21,577,601
 13,000,000 Southern Co. Capital Trust
            8.14%, due 2/15/27............ Not Rated  A3       BBB+     12,402,494
 27,830,000 Texas Utilities Electric Co.
            93/4%, due 5/01/21............ A-         A3       BBB+     29,272,624
 12,000,000 UtiliCorp United Inc.
            8%, due 3/01/23............... BBB        Baa3     BBB      11,329,824
 10,000,000 Virginia Electric & Power Co.
            8 5/8%, due 10/01/24.......... A+         A2       A        10,401,830
 17,700,000 Virginia Electric & Power Co.
            8 1/4%, due 3/01/25........... A+         A2       A        18,045,203
                                                                      ------------
                                                                       271,899,209
            [_] GAS--2.4%
  5,125,000 ANR Pipeline Co.
            9 5/8%, due 11/01/21.......... Not Rated  Baa1     BBB+      6,053,061
  5,000,000 KN Energy Inc.
            71/4%, due 3/01/28............ BBB        Baa2     BBB       4,812,905
 10,000,000 Phillips Petroleum Co.
            9.18%, due 9/15/21............ BBB        Baa2     BBB      10,501,950
  5,000,000 Southern California Gas Co.
            83/4%, due 10/01/21........... AA         A1       AA-       5,186,210
  6,488,000 Southern Union Co.
            7.60%, due 2/01/24............ BBB+       Baa2     BBB+      6,149,858
  8,850,000 Southern Union Co.
            81/4%, due 11/15/29........... BBB+       Baa2     BBB+      8,968,165

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001

                                                         Ratings
                                                --------------------------
                                                 Fitch
                                                 IBCA,            Standard    Market
                                                 Duff &             and       Value
Par Value     Company                            Phelps   Moody's  Poor's    (Note 1)
-----------   -------                           --------- ----    ----     ------------
$10,000,000   TE Products Pipeline Co.
              7.51%, due 1/15/28............... Not Rated  Baa2     BBB+   $  9,333,170
  9,000,000   Trans-Canada Pipeline
              9 1/8%, due 4/20/06.............. Not Rated  A3       BBB       9,920,997
                                                                           ------------
                                                                             60,926,316
              [_] TELECOMMUNICATION--6.1%
 19,000,000   AT&T Corp.
              8.35%, due 1/15/25............... A-         A2       A        19,417,449
 15,000,000   AT&T Corp.
              83/4%, due 3/01/31............... BBB        Baa2     BBB      15,626,115
  5,000,000   Bell South Capital Funding
              7 7/8% 2/15/30................... AA+        Aa3      AA-       5,337,400
 25,000,000   British Telecom PLC
              8 5/8%, due 12/15/30............. A          Baa1     A-       27,263,925
 11,350,000   France Telecom
              81/2%, due 3/01/31............... A-         A3       A-       11,941,289
 12,000,000   GTE California Inc.
              8.07%, due 4/15/24............... AA         AA3      A+       12,165,432
 17,625,000   GTE Corp.
              7.90%, due 2/01/27............... A+         A2       A+       17,523,868
 13,750,000   New England Telephone & Telegraph
              9%, due 8/01/31.................. AA         Aa2      A+       14,506,608
  9,000,000   New York Telephone Co.
              7 5/8%, due 2/01/23.............. AA         A1       A+        8,803,980
  9,000,000   Tele-Commun Inc.
              9.80%, due 2/01/12............... A-         A3       A        10,647,387
  5,000,000   US West Communications
              8 7/8%, due 6/01/31.............. BBB+       A2       BBB+      5,270,880
  5,000,000   Vodafone Group PLC
              7 7/8% 2/15/30................... A          A2       A         5,271,980
  5,000,000   Worldcom Inc.
              81/4% 5/15/13.................... A-         A3       BBB+      4,885,300
                                                                           ------------
                                                                            158,661,613

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2001

                                                    Ratings
                                       ---------------------------------
                                        Fitch
                                        IBCA,                   Standard     Market
                                        Duff &                    and        Value
Par Value   Company                     Phelps          Moody's  Poor's     (Note 1)
----------- -------                      -----             ----    ----  --------------

            [_] NON-UTILITY--1.9%
$17,500,000 Contl Cablevision          Not
            91/2%, due 8/01/13........ Rated             A3       A-     $   19,455,503
  8,000,000 Dayton Hudson Corp.
            9 7/8%, due 7/01/20....... A                 A2       A          10,066,568
 19,940,000 EOP Operating LP
            71/2%, due 4/19/29........ BBB+              Baa1     BBB+       18,371,639
                                                                         --------------
                                                                             47,893,710
                                                                         --------------
            Total Bonds (Cost--$547,175,733)............................    539,380,848
                                                                         --------------

U.S. TREASURY OBLIGATIONS--0.4%
  7,250,000 U.S. Treasury Notes
            13 3/8%, due 8/15/01........................................      7,339,291
  2,000,000 U.S. Treasury Bonds
            10 3/4%, due 8/15/05........................................      2,425,866
                                                                         --------------
            Total U.S. Treasury Obligations (Cost--$9,628,272)..........      9,765,157
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--2.7%
 65,000,000 Federal Home Loan Mortgage Corp.
            93/4%, due 2/14/03..........................................     70,108,155
                                                                         --------------
            Total U.S. Government Agency Obligations (Cost--$69,718,894)     70,108,155
                                                                         --------------

COMMERCIAL PAPER--1.9%
 50,000,000 General Electric Capital Corp.
            4.07%, due 7/02/01..........................................     49,994,347
                                                                         --------------
            Total Commercial Paper (Amortized cost--$49,994,347)........     49,994,347
                                                                         --------------
TOTAL INVESTMENTS (Cost--$2,530,580,178)................................ $2,770,776,092
                                                                         --------------

--------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 June 30, 2001


ASSETS:

Investments at market value:
 Common stocks (cost $1,649,017,429)....................................................... $1,893,802,596
 Preferred stocks (cost $205,045,503)......................................................    207,724,989
 Bonds (cost $547,175,733).................................................................    539,380,848
 U.S. Treasury obligations (cost $9,628,272)...............................................      9,765,157
 U.S. Government Agency Obligation (cost $69,718,894)......................................     70,108,155
 Commercial paper (amortized cost $49,994,347).............................................     49,994,347
Interest-bearing deposits with custodian...................................................      8,403,261
Receivables:
 Interest..................................................................................     15,757,556
 Dividends.................................................................................      7,190,113
 Securities lending income.................................................................        148,391
Prepaid expenses...........................................................................        149,734
                                                                                            --------------
   Total Assets............................................................................ $2,802,425,147
                                                                                            ==============
LIABILITIES:
Due to Adviser (Note 2).................................................................... $    3,904,524
Due to Administrator (Note 2)..............................................................        967,851
Dividends payable on common stock..........................................................     13,796,786
Dividends payable on remarketed preferred stock............................................      1,244,948
Accrued expenses...........................................................................      3,280,918
Commercial paper outstanding (Note 6)......................................................    195,416,733
                                                                                            --------------
   Total Liabilities.......................................................................    218,611,760
                                                                                            --------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares
  issued and outstanding, liquidation preference $100,000 per share) (Note 5)..............    500,000,000
                                                                                            --------------
Common stock ($.001 par value; 250,000,000 shares authorized and 212,258,247 shares issued
  and outstanding) (Note 4)................................................................        212,258
Paid-in surplus (Note 4)...................................................................  1,896,685,506
Accumulated net realized loss on investments...............................................    (42,344,132)
Distributions in excess of net investment income...........................................    (10,934,990)
Unrealized depreciation on foreign currency translation....................................         (1,169)
Net unrealized appreciation on investments.................................................    240,195,914
                                                                                            --------------
   Net assets applicable to common stock (equivalent to $9.82 per share based on
     212,258,247 shares outstanding).......................................................  2,083,813,387
                                                                                            --------------
   Total Capital (Net Assets)..............................................................  2,583,813,387
                                                                                            --------------
   Total Liabilities and Capital........................................................... $2,802,425,147
                                                                                            ==============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                    For the six months ended June 30, 2001



INVESTMENT INCOME:
 Interest.............................................................................  $  25,287,026
 Dividends (less withholding tax of $524,387).........................................     84,017,462
 Securities lending income............................................................        662,837
                                                                                       --------------
   Total investment income............................................................    109,967,325


EXPENSES:
 Commercial paper interest expense (Note 6)...........................................      5,657,563
 Management fees (Note 2).............................................................      7,713,508
 Administrative fees (Note 2).........................................................      1,914,579
 Transfer agent fees..................................................................        307,700
 Custodian fees.......................................................................        162,900
 Remarketing agent fees...............................................................        628,472
 Shareholder reports..................................................................        325,800
 Legal and audit fees.................................................................        144,800
 Directors' fees (Note 2).............................................................        144,800
 Other expenses.......................................................................        372,459
                                                                                       --------------
   Total expenses.....................................................................     17,372,581
                                                                                       --------------
   Net investment income..............................................................     92,594,744


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.....................................................     23,817,175
 Net change in unrealized appreciation on investments and foreign currency translation   (169,542,551)
                                                                                       --------------
 Net loss on investments..............................................................   (145,725,376)
                                                                                       --------------
 Net decrease in net assets resulting from operations................................. ($  53,130,632)
                                                                                       ==============



   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF CHANGES IN NET ASSETS


                                                                              For the
                                                                            six months      For the year
                                                                               ended           ended
                                                                           June 30, 2001    December 31,
                                                                            (UNAUDITED)         2000
                                                                           --------------  --------------

FROM OPERATIONS:
 Net investment income.................................................... $   92,594,744  $  190,201,026
 Net realized gain on investments.........................................     23,817,175      53,471,923
 Net change in unrealized appreciation on investments and foreign currency
   translation............................................................   (169,542,551)    311,528,851
                                                                           --------------  --------------
   Net increase (decrease) in net assets resulting from operations........    (53,130,632)    555,201,800

DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock (Note 5)..........................     (9,962,872)    (23,887,016)
 Net investment income--common stock (Note 3).............................    (82,574,183)   (165,926,959)
                                                                           --------------  --------------
   Total distributions....................................................    (92,537,055)   (189,813,975)

FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from dividend reinvestment..........     13,467,530      22,497,362
                                                                           --------------  --------------
 Net increase in net assets derived from capital stock transactions.......     13,467,530      22,497,362
                                                                           --------------  --------------
   Total increase (decrease)..............................................   (132,200,157)    387,885,187

TOTAL NET ASSETS:
 Beginning of period......................................................  2,716,013,544   2,328,128,357
                                                                           --------------  --------------
 End of period (including distributions in excess of and undistributed net investment income of $10,934,990 and $3,415,147, respectively)......... $2,583,813,387  $2,716,013,544
                                                                           ==============  ==============





   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                    For the six months ended June 30, 2001


Cash Flows From (For):
OPERATING ACTIVITIES

 Interest received...................................................... $    28,143,263
 Income dividends received..............................................      83,662,136
 Securities lending income..............................................         588,642
 Operating expenses paid (excluding interest)...........................     (11,540,580)
 Interest paid on commercial paper......................................      (7,008,170)
                                                                         ---------------
   Net cash provided by operating activities..........................................   $ 93,845,291
INVESTING ACTIVITIES
 Purchase of investment securities......................................  (3,395,581,754)
 Proceeds from sale/redemption of investment securities.................   3,385,832,149
                                                                         ---------------
   Net cash used in investing activities..............................................     (9,749,605)
FINANCING ACTIVITIES
 Dividends paid.........................................................     (95,013,079)
 Proceeds from issuance of common stock under dividend reinvestment plan      13,467,531
 Change in net proceeds from issuance of commercial paper...............       2,229,341
                                                                         ---------------
   Net cash used in financing activities..............................................    (79,316,207)
                                                                                          ------------

Net increase in cash and cash equivalents................................................    4,779,479
Cash and cash equivalents--beginning of period..........................                     3,623,782
                                                                                          ------------
Cash and cash equivalents--end of period................................                  $  8,403,261
                                                                                          ============
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income.................................................................. $ 94,676,562
 Adjustments to reconcile net investment income to net cash provided by operating activities:
   Decrease in interest receivable......................................         774,419
   Increase in dividends receivable.....................................        (355,326)
   Decrease in accrued expenses.........................................      (1,176,169)
   Increase in other receivable.........................................         (74,195)
                                                                         ---------------
     Total adjustments..............................................................         (831,271)
                                                                                          ------------
Net cash provided by operating activities................................................ $ 93,845,291
                                                                                          ============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 June 30, 2001

(1) SIGNIFICANT ACCOUNTING POLICIES:

   Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

   The following are the significant accounting policies of the Fund:

      (a) The market values for securities are determined as follows:
   Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

      (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2000, the Fund had tax capital loss carry forwards of $79,152,839 which expire beginning on December 31, 2003.

      The accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

      (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

      (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      (e) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,407,825 reduction in cost of securities and a corresponding $14,407,825 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

      The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $2,081,818; increase net unrealized appreciation by $3,349,936; and increase net realized gains by $13,139,707. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (UNAUDITED)
                                 June 30, 2001


(2) MANAGEMENT ARRANGEMENTS:

   The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $22,500 per year plus $1,500 per board meeting, plus $1,000 per committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

   The Board of Directors has authorized the following distributions to common stockholders from investment income in 2001:

                           Record  Payable  Dividend
                            Date    Date    Per Share
                            ----   -------- ---------
                          01-31-01 02-12-01   $.065
                          02-28-01 03-12-01    .065
                          03-30-01 04-10-01    .065

                           Record  Payable  Dividend
                            Date    Date    Per Share
                            ----   -------- ---------
                          04-30-01 05-10-01   $.065
                          05-31-01 06-11-01    .065
                          06-29-01 07-10-01    .065

(4) CAPITAL STOCK TRANSACTIONS:

   The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

   Transactions in common stock and paid-in surplus during 2000 and for the six months ended June 30, 2001 were as follows:

                                        Shares        Amount
                                      ----------- --------------
For the year ended December 31, 2000:
      Beginning capitalization....... 208,478,761 $1,860,932,872
        Dividend reinvestment........   2,456,999     22,497,362
                                      ----------- --------------
        Total capitalization......... 210,935,760 $1,883,430,234
                                      =========== ==============

For the six months ended June 30, 2001:
       Beginning capitalization........ 210,935,760 $1,883,430,234
         Dividend reinvestment.........   1,322,487     13,467,530
                                        ----------- --------------
         Total capitalization.......... 212,258,247 $1,896,897,764
                                        =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (UNAUDITED)
                                 June 30, 2001


(5) REMARKETED PREFERRED STOCK:

   In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 2.997% to 4.850% during the six months ended June 30, 2001.

   The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

   In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.


(6) COMMERCIAL PAPER:

   The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 3.68% to 5.34% during the six months ended June 30, 2001. At June 30, 2001, the Fund had Notes outstanding of $195,416,733.

(7) INVESTMENT TRANSACTIONS:

   For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term securities) were $3,264,108,173 and $3,201,198,424, respectively. For federal income tax purposes, at June 30, 2001, the gross unrealized depreciation on investments was $81,200,834 and gross unrealized appreciation was $316,674,897. The cost of investments for financial reporting and Federal income tax purposes was $2,533,930,116 and $2,535,302,029, respectively.

   The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2001, the fund had loaned portfolio securities with a market value of $629,648,878 to a broker/dealer and money market instruments with a market value of $645,438,725 were held in the Fund's account at the broker/dealer as collateral.

                      DUFF & PHELPS UTILITIES INCOME INC.
           FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

                                                          For the year ended December 31
                                           -----------------------------------------------------------
                              For the six
                             months ending
                             June 30, 2001
                              (UNAUDITED)     2000        1999         1998        1997        1996
                             ------------- ----------  ----------   ----------  ----------  ----------
Net asset value:
Beginning of period.........  $    10.51   $     8.77  $    10.36   $     9.90  $     8.44  $     8.85
                              ----------   ----------  ----------   ----------  ----------  ----------
Net investment income.......        0.45         0.88        0.89         0.88        0.85        0.84
Net realized gain (loss) and
  change in unrealized
  appreciation/depreciation
  on investments............       (0.70)        1.76       (1.59)        0.46        1.46       (0.41)
                              ----------   ----------  ----------   ----------  ----------  ----------
Total from investment
  operations................       (0.25)        2.64       (0.70)        1.34        2.31        0.43
Dividends on preferred stock
  from net investment
  income....................       (0.05)       (0.11)      (0.10)       (0.10)      (0.10)      (0.10)
Dividends on common stock
  from net investment
  income....................       (0.39)       (0.79)      (0.79)       (0.78)      (0.75)      (0.74)
                              ----------   ----------  ----------   ----------  ----------  ----------
Total distributions.........       (0.44)       (0.90)      (0.89)       (0.88)      (0.85)      (0.84)
Net asset value:
 End of period..............  $     9.82   $    10.51  $     8.77   $    10.36  $     9.90  $     8.44
                              ==========   ==========  ==========   ==========  ==========  ==========
Per share market value:
 End of period..............  $    10.78   $    10.50  $     8.31   $    11.25  $    10.13  $     8.63
Ratio of expenses to average
  net assets attributable to
  common shares.............        1.64%*       1.79%       1.66%        1.46%       1.45%       1.53%
Total investment return.....        6.63%       37.37%     (19.85)%      19.95%      27.69%       4.68%
Ratio of net investment
  income to average net
  assets attributable to
  common shares.............        8.92%*       9.73%       9.40%        8.85%       9.87%      10.16%
Portfolio turnover rate.....      118.11%      229.70%     223.78%      251.19%     213.57%     226.21%
Net assets, end of period
  (000s omitted)............  $2,583,813   $2,716,014  $2,328,128   $2,631,692  $2,510,035  $2,186,443

--------
* Annualized

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman,

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                              Semi-Annual Report

                                                                   June 30, 2001
                                    [Graphic]

                                  2nd Quarter